NTAC:3NS-20 northerntrust.com / © 2025 Northern Trust NORTHERN TRUST CORPORATION First Quarter 2025 Quarterly Earnings Review

NTAC:3NS-20 northerntrust.com / © 2025 Northern Trust 2 135 years of strength, stability & stewardship Disciplined, client-centric strategy Highest standards of client service Product leadership & innovative services Solutions-focused technology & integrated operating platform

NTAC:3NS-20 northerntrust.com / © 2023 Northern Trust 35 3 FINANCIAL HIGHLIGHTS

Financial Highlights & Key Metrics

RESULTS INCLUDE IMPACT OF NOTABLE ITEMS* $ in millions (except EPS and as noted)		1Q 2025	% CHANGE VS. 4Q 2024	1Q 2024
Revenue (FTE[1])	$	1,945.6	(1)%	18 %
Noninterest Expense	$	1,417.6	3 %	4 %
Provision for Credit Losses		1.0	N/M	N/M
Net Income	$	392.0	(14)%	83 %
Diluted Earnings per Share	$	1.90	(16)%	99 %
Return on Average Common Equity[2]		13.0 %	15.3 %	7.3 %
Profit Margin (Pre-tax)[1,2]		27.1 %	30.7 %	18.0 %
Expense to Trust Fee Ratio[2]		117 %	113 %	119 %
Assets under Custody / Administration[3] (AUC/A) (in billions)	$	16,924.0	1 %	3 %
Assets under Custody[3] (AUC) (in billions)	$	13,269.5	(1)%	4 %
Assets under Management[3] (AUM) (in billions)	$	1,607.8	— %	7 %

[1] Revenue and profit margin (pre-tax) stated on a fully taxable equivalent (FTE) basis are non-GAAP financial measures. A reconciliation to reported revenue and reported profit margin (pre-tax) prepared in accordance with U.S. generally accepted accounting principles (GAAP) is included in the Appendix on page 11.

[2] Actual numbers for all periods, not % change.

[3] Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

N/M - Not meaningful

*Refer to page 8 for additional detail on notable items recognized in Noninterest expense.

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Notable Items*:

1Q24 Pre-tax

- $189.4 million investment security loss on available-for-sale securities portfolio
- $12.5 million FDIC special assessment

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NTAC:3NS-20 northerntrust.com / © 2025 Northern Trust (1)% Asset Servicing Highlights 5Categories may not sum due to rounding. 1 Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission. % CHANGE V S. Key Indicators (in billions): 1Q 2025 4Q 2024 1Q 2024 Assets under Custody / Administration (AUC/A)1 $ 15,804.7 1% 3 % Assets under Custody (AUC)1 $ 12,163.6 — % 4 % Assets under Management (AUM)1 $ 1,160.9 — % 7 % Securities Lending Collateral $ 190.7 8% 17 % Asset Servicing Trust, Investment and Other Servicing Fees ($ in millions) +5%

NTAC:3NS-20 northerntrust.com / © 2025 Northern Trust Wealth Management Highlights 6Categories may not sum due to rounding. 1 Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission. % CHANGE V S. Key Indicators (in billions): 1Q 2025 4Q 2024 1Q 2024 Assets under Custody / Administration (AUC/A)1 $ 1,119.3 (2)% 3 % Assets under Custody (AUC)1 $ 1,105.9 (3)% 2 % Assets under Management (AUM)1 $ 446.9 (1)% 6 % Wealth Management Trust, Investment and Other Servicing Fees ($ in millions) +8% (1)% 546.7 541.9 529.5 515.5 503.3

NTAC:3NS-20 northerntrust.com / © 2025 Northern Trust Net Interest Income and Balance Sheet Trends 7 Categories may not sum due to rounding. 1 Net interest income and net interest margin stated on an FTE basis are non-GAAP financial measures. A reconciliation of these measures to reported results prepared in accordance with U.S. GAAP is included in the Appendix on page 11. ² Other Earning Assets includes Interest-Bearing Due from and Deposits with Banks, Federal Funds Sold and Securities Purchased under Agreements to Resell, and Other Interest-Earning Assets. Average Earning Assets ($ in billions) Net Interest Income (FTE¹) ($ in millions) +3% +3% +7% —% 133.7 138.0 134.8135.4133.8

Noninterest Expense

Total Noninterest Expense
($ in millions)



+4%
+3%
1,364.7
1,533.9
1,359.4
1,375.9
1,417.6
$100.4
$54.1
$252.7
$229.3
$728.2
$175.3
$54.8
$277.5
$260.9
$765.4
$86.1
$53.8
$270.4
$256.3
$692.8
$93.4
$54.1
$274.4
$251.5
$702.5
$84.0
$53.4
$280.9
$245.2
$754.1
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
Other Operating Expense
Occupancy
Equipment and Software
Outside Services
Compensation and Employee Benefits

Categories may not sum due to rounding.

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Expense Highlights

Noninterest expense included the following notable items:

1Q24 Pre-tax

- $12.5 million FDIC special assessment

2Q24 Pre-tax

- $85.2 million severance-related charge
- $70.0 million Northern Trust Foundation charitable contribution
- $16.4 million software acceleration and dispositions charge
- $10.6 million legal settlement charge

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NTAC:3NS-20 Capital Update 9 Standardized Tier 1 Leverage northerntrust.com / © 2025 Northern Trust Capital Highlights • Robust capital and liquidity • $12.0 bi l l ion in Tier 1 capi tal • 63% of average deposi ts covered by highly l iquid assets including 32% by cash and central bank deposi ts • Declared $148.2 million in common stock dividends and $16.2 million in preferred stock dividends in 1Q25 • Repurchased $287.2 million of common stock in 1Q25 • Net unrealized after-tax losses on available-for-sale securities of $527.1* million as of March 31, 2025 Northern Trust Corporation Capital Ratios 1Q 2025 CAPITAL RATIOS STANDARDIZED APPROACH ADVANCED APPROACH Common Equity Tier 1 Capital 12.9% 15.3% Tier 1 Capital 13.9% 16.5% Total Capital 15.7% 18.3% Tier 1 Leverage 8.0% 8.0% Supplementary Leverage N/A 9.1% Standardized Common Equity Tier 1 Capital ratios for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission. *Includes $539.4 million of unamortized pre-tax losses related to previous transfers of AFS securities to HTM.

NTAC:3NS-20 Appendix northerntrust.com / © 2025 Northern Trust

Reconciliation of Non-GAAP Financial Measures

The following table presents a reconciliation of interest income, net interest income, net interest margin, total revenue, pre-tax income, and profit margin (pre-tax) prepared in accordance with GAAP to such measures on a fully taxable equivalent (FTE) basis, which are non-GAAP financial measures. Management believes this presentation provides a clearer indication of these financial measures for comparative purposes. The adjustment to an FTE basis has no impact on net income.

	QUARTERS				
	2025	2024			
($ in Millions)	FIRST	FOURTH	THIRD	SECOND	FIRST
Net Interest Income					
Interest Income - GAAP	$ 2,140.9	$ 2,280.0	$ 2,530.2	$ 2,506.5	$ 2,445.6
Add: FTE Adjustment	5.6	10.5	7.1	6.9	7.3
Interest Income (FTE) - Non-GAAP	$ 2,146.5	$ 2,290.5	$ 2,537.3	$ 2,513.4	$ 2,452.9
Net Interest Income - GAAP	$ 568.1	$ 563.8	$ 562.3	$ 522.9	$ 528.1
Add: FTE Adjustment	5.6	10.5	7.1	6.9	7.3
Net Interest Income (FTE) - Non-GAAP	$ 573.7	$ 574.3	$ 569.4	$ 529.8	$ 535.4
Net Interest Margin - GAAP	1.67 %	1.68 %	1.66 %	1.55 %	1.59 %
Net Interest Margin (FTE) - Non-GAAP	1.69 %	1.71 %	1.68 %	1.57 %	1.61 %
Total Revenue					
Total Revenue - GAAP	$ 1,940.0	$ 1,959.6	$ 1,968.5	$ 2,715.5	$ 1,646.8
Add: FTE Adjustment	5.6	10.5	7.1	6.9	7.3
Total Revenue (FTE) - Non-GAAP	$ 1,945.6	$ 1,970.1	$ 1,975.6	$ 2,722.4	$ 1,654.1
Pre-Tax Income					
Pre-Tax Income - GAAP	$ 521.4	$ 594.2	$ 601.1	$ 1,173.6	$ 290.6
Add: FTE Adjustment	5.6	10.5	7.1	6.9	7.3
Pre-Tax Income (FTE) - Non-GAAP	$ 527.0	$ 604.7	$ 608.2	$ 1,180.5	$ 297.9
Profit Margin (Pre-Tax)					
Profit Margin (Pre-Tax) - GAAP	26.9 %	30.3 %	30.5 %	43.2 %	17.6 %
Profit Margin (Pre-Tax) (FTE) - Non-GAAP	27.1 %	30.7 %	30.8 %	43.4 %	18.0 %

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Forward-looking Statements

This presentation may include statements which constitute "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "project," "likely," "plan," "goal," "target," "strategy," and similar expressions or future or conditional verbs such as "may," "will," "should," "would," and "could." Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust's financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, market and industry trends, and expectations regarding the impact of accounting pronouncements and legislation. These statements are based on Northern Trust's current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust's most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust's website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements.

This presentation should be reviewed together with Northern Trust Corporation's First Quarter 2025 earnings press release.

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